UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CRESTWOOD EQUITY PARTNERS LP

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

    P.O. BOX 8016, CARY, NC 27512-9903

Crestwood Equity Partners LP

Important Notice Regarding the Availability

of Proxy Materials

for the

Holders Meeting to be held on

May 11, 2023

For Holders of record as of March 15, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the Notice and Proxy Statement and Annual Report online, go to: www.proxydocs.com/CEQP

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to

www.proxydocs.com/CEQP

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 01, 2023.

To order paper materials for this and/or future holders meetings, use one of the following methods.

INTERNET www.investorelections.com/CEQP	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Crestwood Equity Partners LP
Meeting Type: Annual Meeting of Holders
Date:	Thursday, May 11, 2023
Time:	2:00 PM, Central Time
Place:	Annual Meeting to be held live via the Internet -
please visit www.proxydocs.com/CEQP for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/CEQP

SEE REVERSE FOR FULL AGENDA

Crestwood Equity Partners LP

Annual Meeting of Holders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL

1.

To elect the three directors named in the proxy statement to serve as Class II directors on the board of directors of our general partner, Crestwood Equity GP, LLC, until the 2026 annual meeting of unitholders or until their respective successors are elected and qualified

1.01 David Lumpkins

1.02 Frances M. Vallejo

1.03 Gary D. Reaves

2.	To approve, on a non-binding advisory basis, our named executive officer compensation.

3.	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for Crestwood Equity Partners LP for the fiscal year ending December 31, 2023.

4.	To approve the Third Amendment to the Crestwood Equity Partners LP 2018 Long-Term Incentive Plan to increase the number of units authorized for issuance.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.